Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4612%



        Excess Protection Level
          3 Month Average   5.81%
          August, 1999   6.03%
          July, 1999   6.12%
          June, 1999   5.28%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.40%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $3,316,578,126.38